EXECUTIVE AGREEMENT
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     THIS  EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the
31st day of January, 2001 by and between TRADERight, Corp. d/b/a TRADERIGHT SECURITIES, a Florida corporation, with its principal office located at 2300 North Federal Highway, Boca Raton, Florida 33431-7712 (the "Company"), and Ed Evangelista, (the "Executive") whose address is 10895 Eureka Street, Boca Raton, Fl 33248.

                                    RECITALS

1. The Executive shall serve as Vice President FINOP of the Company or such other position as the Board of Directors of the Company shall designate.
2. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, technologies, methods and personnel.
3. The Board of Directors (the "Board") of the Company recognizes that the Executive's contribution to the growth and success of the Company will be substantial and desires to assure the Company of the Executive's continued employment in an executive capacity and to compensate him therefor.
4. The Board has determined that this Agreement will reinforce and encourage the Executive's attention and dedication to the Company.
     5. The Executive is willing to make his services available to the Company on the terms and conditions hereinafter set forth.
                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreement set forth herein, the parties hereby agree as follows:

1.     EMPLOYMENT.
1.1     Employment and Term.  The Executive shall continue to serve the Company,
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     on  the  terms and conditions set forth herein, for the period (the "Term")
effective as of January 24, 2001(the "Commencement Date") and expiring on the first anniversary of the Commencement Date, unless sooner terminated as hereinafter set forth; provided, however, that the Term of this Agreement shall automatically be extended from year to year under the same terms and conditions as set forth herein unless the Company or the Executive gives thirty (30) days prior written notice to the other of its or his intention to terminate this
Agreement. If INFe's agreement to purchase Company is not approved, then this Agreement may be cancelled at the discretion of the Company.
1.2     Duties  of  Executive.  The  Executive  shall perform the duties of Vice
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President  and  FINOP, commensurate with such position, shall diligently perform all  services  as may be reasonably designated by the Board (and as set forth on the attached supplement "B" of the Company's written supervisory procedures). The Executive shall report to the President of the Company. The Executive will devote his entire time, attention and energies to the Company's business. During his employment, the Executive will not engage in any other business activities, regardless of whether such activity is pursued for profits, gains, or other pecuniary advantage. However, nothing in this Agreement shall prevent the Executive from passively investing in business activities so long as such investments require no active participation by the Executive.
2.     COMPENSATION.
2.1     Base  Salary.  During the Term and any extension of the Term pursuant to
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paragraph  1.1,  the Executive shall receive a base salary at the annual rate of
$50,000.00 (fifty thousand dollars) (the "Base Salary"). The Base Salary shall be payable in substantially equal installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. Notwithstanding the above, at the discretion of the Board of Directors of the Company, the Base Salary may be increased, but shall not be decreased, on each anniversary of the Commencement Date during the Term and any extension of the Term.
2.2 The bonus shall be calculated as follows: .0125 of each dollar in gross revenues of the Company. The maximum amount paid by the Company under this bonus plan shall be $50,000.00 (fifty thousand dollars). The bonus shall be payable on the 15th day following the previous calendar month, but each payment shall be no more than 1/12th of $50,000. Any additional amount due will be paid the following month also subject to the 1/12th of $50,000 limitation. Any amount due at the end of the Term shall be paid in the final payment of the Term. In the event that the Executive terminates his employment, then this bonus shall not be due for the previous month. Any monies due and accrued up to the month prior to such termination, shall be due and payable on the 15th day of the month following such termination.
3.     EXPENSE  REIMBURSEMENT  AND  OTHER  BENEFITS.
3.1     Expense  Reimbursement.  During  the  Term,  the  Company,  upon  the
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submission  of supporting documentation by the Executive, and in accordance with
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Company  policies  for  its  executives,  shall  reimburse the Executive for all expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company, including expenses for travel, entertainment, computer allowance, and such other expenses as are approved by the Company in writing.
3.2     Other  Benefits.  The  Company  shall  obtain or shall continue in force
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comprehensive major medical and hospitalization insurance coverage, either group or individual, for the Executive and his dependents (to include significant others), (collectively, the "Policies"), which Policies the Company shall keep in effect throughout the Term. The Policies to be provided by the Company shall be on terms as determined by the Board. Executive will also be due two weeks of vacation in his first year of employment, one week after six months and one week after nine months.
3.3     Working Facilities.  The Company shall furnish the Executive with an
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office, and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder.
4.     TERMINATION.
4.1     Termination  for  Cause.  Notwithstanding  anything  contained  in  this
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Agreement  to  the contrary, this Agreement may be terminated by the Company for
Cause. As used in this Agreement "Cause" shall only mean: (i) subject to the following sentences, any action or omission of the Executive which constitutes a willful and material breach of this Agreement or the policies and procedures of the Company, which is not cured or as to which diligent attempts to cure have not com-menced within 20 business days after receipt by Executive of notice of same, (ii) fraud, embezzlement or misappropriation as against the Company, (iii) the conviction (from which no appeal can be taken) of Executive for any criminal act which is a misdemeanor or felony, (iv) any act or failure to act that constitutes a violation of any federal or state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc., ("NASD") or state regulatory agencies, or (v) the suspension or revocation of securities licenses required for the performance of the Executive duties hereunder, which are a series 3, 4, 7, 24, 27, 53, 55, and 63. Upon any determination by the Board that Cause exists under clause (i) of the preceding sentence, the Company shall cause a special meeting of the Board to be called and held at a time mutually convenient to the Board and Executive, but in no event later than 10 business days after Executive's receipt of the notice contemplated by clause (i). Executive shall have the right to appear before such special meeting of the Board with legal counsel of his choosing to refute any determination of Cause specified in such notice, and any termination of
Executive's employment by reason of such Cause determination shall not be effective until Executive is afforded such opportunity to appear. The Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination, subject, however to the provisions of Paragraph 3.1 hereof). If Executive is terminated without cause, Company agrees to pay Executive the sum total of three months severance salary, and all of Executive's stock options granted in (in INFe.com) on a pro-rata basis through the date of termination. This options shall vest immediately upon such termination without cause.
4.2     Disability.  Notwithstanding  anything to the contrary contained in this
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Agreement  if,  during  the  term  hereof the Executive suffers a disability (as defined below) the Company shall, subject to the provisions of Paragraph 4.3 hereof, continue to pay Executive the compensation and benefits provided in Paragraphs 2.1 and 3.2 hereof during the period of his disability; provided, however, that, in the event Executive is disabled for a period of more than 90 days in any 12 month period (the "Disability Period"), the Company may, at its election, terminate this agreement with 15 days notice to the Executive. In the event of such termination, (a) payment of the Executive's Base Salary at the rate prevailing on the date of termination of the Executive and benefits (to the extent permissible by applicable law) shall be continued for a period of 30 days after such termination. As used in this Agreement, the term "disability" shall mean the inability of Executive to perform his duties under this Agreement as determined by an independent physician selected with the approval of the Company. Except as provided above, the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination).
4.3     Death.  In the event of the death of Executive during the Term of this
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Agreement, the Company shall pay to Executive's legal representative any unpaid
Base Salary and bonus accrued through the date of his death.
     5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations shall be reduced by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.
     6.     RESTRICTIVE  COVENANTS.
          6.1     Agreement  Not  to  Use  or  Disclose Confidential/Proprietary
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Information.  During  the Term and thereafter, the Executive promises and agrees
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that he will not disclose or utilize any confidential or proprietary information acquired during the course of service with the Company and/or its related business entities. The Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential or proprietary information pertaining to the business of the Company. Any confidential or proprietary information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, technology, clients (including client lists), suppliers, methods of doing business and promotion of the Company's products and services) shall be deemed a valuable, special and unique asset of the Company that is received by the Executive in confidence and as a fiduciary. For purposes of this Agreement "Confidential and Proprietary Information" means information disclosed to the Executive as a consequence of or through his employment by the Company (including information conceived, originated, discovered or developed by the Executive) prior to or after the date hereof and not generally known or in the public domain, about the Company or its business. This paragraph 6.1 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Executive, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.
          6.2     Nonsolicitation  of  Employees.  During  the  Term  and  for a
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period  of  one year thereafter, Executive shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company.
          6.3     Books  and  Records.  All books, records, accounts and similar
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repositories of Confidential and Proprietary Information of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of this Agree-ment or on the Board's request at any time.
     7. INJUNCTION. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in Paragraph 6 of this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Paragraph 6 of this Agreement by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.
     8. CONSOLIDATION, MERGER OR SALE OF ASSETS. Nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation that, in its discretion, assumes this Agreement and all obligations of the Company hereunder, in writing. Upon such consolidation, merger, or transfer of assets and assumption, the term "the Company" as used herein, shall mean such other corporation and this Agreement shall continue in full force and effect.
     9. BINDING EFFECT. Except as herein otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto, their personal representatives, successors, heirs and assigns.
     10. TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of paragraphs are for convenience only, and neither limit nor amplify the provisions of the Agreement itself.
     11. FURTHER ASSURANCES. At any time, and from time to time, each party will take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.
     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.
     13. AMENDMENT. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.
     14. ASSIGNMENT. This Agreement may not be assigned by any party hereto without the prior written consent of the other party and except as provided in Paragraph 8 hereof.
     15. CHOICE OF LAW. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws.
     16. EFFECT OF WAIVER. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.
     17. CONSTRUCTION. The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

18. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.
          19. ENFORCEMENT. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Agreement shall be submitted to arbitration under the auspices of the NASD in Broward County, Florida.
     Further, the prevailing party shall be entitled to recover all costs, including reasonable attorney's fees, in connection with any suit brought hereunder.
20. SURVIVAL. All covenants, agreement, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of the employment of the Executive.
     21. NO THIRD-PARTY BENEFICIARIES. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.
     22. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original.
23. NOTICE. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered when sent by facsimile with receipt confirmed or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or by overnight courier, addressed to the parties at the addresses first stated herein, or to such other address as either party hereto shall from time to time designate to the other party by notice in writing as provided herein.
IN WITNESS WHEREOF, this Agreement has been duly signed by the parties hereto on the day and year first above written.


TRADERIGHT,  CORP.                              ED  EVANGELISTA


                         By:  _________________________________
                              _____________________________
                              Name:
                              Title: